UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market
Series A Junior Participating Cumulative Preferred Stock, par value $.01 per share		The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On November 27, 2019, Plug Power Inc. (the “Company”) and its subsidiaries, Emerging Power Inc., a Delaware corporation, and Emergent Power Inc., a Delaware corporation, entered into a Fourth Amendment (the “Amendment”) to the Loan and Security Agreement, dated as of March 29, 2019, as amended (the “Loan Agreement”) with Generate Lending, LLC, a Delaware limited liability company. The Amendment amends the Loan Agreement to, among other things, provide for an incremental term loan (the “Incremental Term Loan”) in the amount of $20 million. The Incremental Term Loan is secured by the collateral securing the initial term loan pursuant to the Loan Agreement on a pari passu basis and bears interest at a rate of 12.00% per annum. The Incremental Term Loan is subject to provisions of the Loan Agreement, including provisions relating to prepayment, repayment and acceleration of maturity, guarantees, and covenants, limitations and events of default. The foregoing summary of the Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained or incorporated in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

10.1	Fourth Amendment to Loan and Security Agreement, dated as of November 27, 2019, by and among Plug Power Inc., Emerging Power Inc., Emergent Power Inc. and Generate Lending, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: December 2, 2019	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer

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